UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2004

Assurant, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31978	39-1126612

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

One Chase Manhattan Plaza, 41st Floor
New York, New York	10005

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212)859-7000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition
Exhibits
SIGNATURE
PRESS RELEASE

Item 5. Other Events

     On June 10, 2004, Assurant, Inc. issued a press release announcing that it had extended its exchange offer for its 5.625% Senior Notes due 2014 and its 6.750% Senior Notes due 2034 until 5.00 p.m. (Eastern Daylight Time) on June 15, 2004. For additional information please see the press release. The press release is filed as Exhibit 99.1 to this current report on Form 8-K, and the contents of the exhibit are incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No. Description of Exhibit

99.1	Press Release Dated June 10, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: June 10, 2004	By:	/s/ Katherine Greenzang

Katherine Greenzang, Esq
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release dated June 10, 2004